Exhibit 10.14

FIRST AMENDMENT TO APPLETON PAPERS INC.
TERMINATION PROTECTION AGREEMENT

This First Amendment (“Amendment”) to the Appleton Papers Inc. Termination Protection Agreement effective April 4, 2005 (“Agreement”) is made by and among Appleton Papers Inc. (the “Corporation”) and Mark R. Richards (the “Executive”).  The terms and conditions of this Amendment are as follows:

1.           Paragraph 3(b)(i) of the Agreement shall be deleted in its entirety and replaced with the following:

an amount in cash equal to the product of three (3), multiplied by the sum of the Executive’s Base Salary and Target Bonus;

2.           This Amendment is effective upon execution and hereby becomes part of the Agreement.

3.           Except as expressly modified herein, the Agreement between the Corporation and the Executive shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment, dated as of January 4, 2008.

APPLETON PAPERS INC.

By:              /s/ Angela M. Tyczkowski
Angela M. Tyczkowski, Secretary
For the Board of Directors

EXECUTIVE

By:              /s/ Mark R. Richards
Mark R. Richards
CEO and President